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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2002

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3125 Myers Street, Riverside, California		92503-5527
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (909) 351-3500

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE

        On September 5, 2002, the Chief Executive Officer, Edward B. Caudill, and Chief Financial Officer, Boyd R. Plowman, of Fleetwood Enterprises, Inc. submitted to the SEC a certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        A copy of the certificate appears below.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fleetwood Enterprises, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  •
  the Quarterly Report of the Company on Form 10-Q for the period ended July 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 5, 2002

/s/ EDWARD B. CAUDILL Edward B. Caudill President and Chief Executive Officer

/s/ BOYD R. PLOWMAN Boyd R. Plowman Executive Vice President, Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleetwood Enterprises, Inc.
Date: September 5, 2002	By:	/s/ JAMES F. SMITH James F. Smith Vice President and Controller

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SIGNATURE